Earnings Per Share	12 Months Ended
Dec. 31, 2018
Earnings Per Share [Abstract]
Earnings Per Share
(11)	Earnings Per Share

The Company computes earnings per share in accordance with Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 260, Earnings Per Share (“ASC 260”).  TrustCo adopted FASB Staff Position on Emerging Issues Task Force 03-6-1, Determining Whether Instruments Granted in Share-Based Payment Transactions Are Participating Securities, as codified in FASB ASC 260-10 (“ASC 260-10”), which clarified that unvested share-based payment awards that contain nonforfeitable rights to receive dividends or divided equivalents (whether paid or unpaid) are participating securities, and thus, should be included in the two-class method of computing earnings per share (“EPS”).  Participating securities under this statement include the unvested employees’ and directors’ restricted stock awards with time-based vesting, which receive nonforfeitable dividend payments.  At December 31, 2018, 2017 and 2016, the Company no longer has unvested awards that would be considered participating securities.

A reconciliation of the component parts of earnings per share for 2018, 2017 and 2016 follows:

(dollars in thousands, except per share data)
	2018	2017	2016
For the years ended December 31:
Net income	$61,445	43,145	42,601
Weighted average common shares	96,505	96,111	95,548
Effect of dilutive common stock options	141	111	100

Weighted average common shares including potential dilutive shares	96,646	96,222	95,648

Basic EPS	$0.637	0.449	0.446

Diluted EPS	$0.636	0.448	0.445

For the year ended December 31, 2018, there were 319 thousand antidilutive stock options excluded from diluted earnings per share.  For the year ended December 31, 2017, there were no antidilutive stock options excluded from diluted earnings per share.  The stock options are antidilutive because the strike price is greater than the average fair value of the Company’s common stock for the periods presented.